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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): February 27, 2007

                     TBW Mortgage-Backed Trust Series 2007-1
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-130373-24

                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
                ------------------------------------------------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-130373

                     Taylor, Bean & Whitaker Mortgage Corp.
             (Exact name of the sponsor as specified in its charter)

           Delaware                                  06-1204982
           --------                                  ----------
(State or Other Jurisdiction of         (I.R.S. Employer Identification No.)
        Incorporation)


      1285 Avenue of the Americas
          New York, New York                           10019
      ---------------------------                      -----
(Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code (212) 713-2000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8

Item 8.01   Other Events.

     The Registrant registered issuances of its TBW Mortgage-Backed Trust 2007-1, Mortgage-Backed Pass-Through Certificates, Series 2007-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130373) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant offered $735,365,000 aggregate principal amount of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7A, Class A-7B, Class A-8, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and Class M-9 Certificates of its TBW Mortgage-Backed Trust Series 2007-1, Mortgage-Backed Pass-Through Certificates, Series 2007-1 on February 27, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 26, 2007, as supplemented by the Prospectus Supplement dated February 26, 2007 (the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2007, among Mortgage Asset Securitization Transactions, Inc., in its capacity as depositor (the "Depositor"), UBS Real Estate Securities Inc., as transferor (the "Transferor"), Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Trust Administrator") and The Bank of New York, as trustee (the "Trustee"). The Certificates consist of the following classes:
Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7A, Class A-7B, Class A-8, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 Certificates, Class C, Class P and Class R Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed-rate loans secured by first liens on Mortgaged Properties (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $735,365,000 as of February 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.


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Section 9

Item 9.01   Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits.

      1.1 Underwriting Agreement, dated as of February 26, 2007, by and among the Depositor, UBS Securities LLC and Credit Suisse Securities (USA) LLC.

      4.1 Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator and the Trustee.

      99.1 Mortgage Loan Purchase Agreement, dated as of February 1, 2007, between the Depositor and the Transferor.

      99.2 Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2007, among the Transferor, as purchaser, and Taylor Bean & Whitaker Mortgage Corp., as seller and servicer ("TBW").

      99.3 Reconstituted Servicing Agreement, dated as of February 27, 2007, between the Depositor and TBW.

      99.4 The Class A-1 Cap Contract, dated as of February 27, 2007, between Bear Stearns Financial Products, Inc., as cap provider, and Wells Fargo Bank, N.A., not in its individual capacity but solely as Trust Administrator of the Supplemental Interest Trust on behalf of the TBW Mortgage-Backed Trust Series 2007-1, Mortgage-Backed Pass-Through Certificates, Series 2007-1.

      99.5 The Class A-2 Cap Contract, dated as of February 27, 2007, between Bear Stearns Financial Products, Inc., as cap provider, and Wells Fargo Bank, N.A., not in its individual capacity but solely as Trust Administrator of the Supplemental Interest Trust on behalf of the TBW Mortgage-Backed Trust Series 2007-1, Mortgage-Backed Pass-Through Certificates, Series 2007-1.

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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MORTGAGE ASSET SECURITIZATION
                                               TRANSACTIONS, INC.



                                               By:   /s/ Glenn McIntyre
                                                     --------------------------
                                                     Name:   Glenn McIntyre
                                                     Title:  Executive Director

                                               By:   /s/ Jennie Tom
                                                     --------------------------
                                                     Name: Jennie Tom
                                                     Title: Assiciate Director


Dated:  March 14, 2007


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                                 EXHIBIT INDEX


Exhibit No.                       Description

1.1 Underwriting Agreement, dated as of February 26, 2007, by and among the Depositor, UBS Securities LLC and Credit Suisse Securities (USA) LLC.

4.1 Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator and the Trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of February 1, 2007, between the Depositor and the Transferor.

99.2 Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2007, among the Transferor, as purchaser, and Taylor Bean & Whitaker Mortgage Corp., as seller and servicer ("TBW").

99.3 Reconstituted Servicing Agreement, dated as of February 27, 2007, between the Depositor and TBW.

99.4 The Class A-1 Cap Contract, dated as of February 27, 2007, between Bear Stearns Financial Products, Inc., as cap provider, and Wells Fargo Bank, N.A., not in its individual capacity but solely as Trust Administrator of the Supplemental Interest Trust on behalf of the TBW Mortgage-Backed Trust Series 2007-1, Mortgage-Backed Pass-Through Certificates, Series 2007-1.

99.5 The Class A-2 Cap Contract, dated as of February 27, 2007, between Bear Stearns Financial Products, Inc., as cap provider, and Wells Fargo Bank, N.A., not in its individual capacity but solely as Trust Administrator of the Supplemental Interest Trust on behalf of the TBW Mortgage-Backed Trust Series 2007-1, Mortgage-Backed Pass-Through Certificates, Series 2007-1.